SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2003

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                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      1-11988                 22-2365834
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




          775 Passaic Avenue,
       West Caldwell, New Jersey                                   07006
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (973) 882-0004

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Item 7.     Financial Statements and Exhibits.

(c)   Exhibits

      99 Press release, dated May 12, 2003, issued by Greg Manning Auctions, Inc. (the "Company") and containing material non-public financial information.

Item 9.     Regulation FD Disclosure.

            This information is being furnished pursuant to Item 9 and Item 12. The Company issued a press release on May 12, 2003, which contained material non-public financial information. A copy of this financial release is filed as an exhibit to this report on 8-K.

            In the financial release, the Company includes a reference to EBITDA, a non-GAAP financial measure, together with a table reconciling the measure to the most directly comparable GAAP measure. Since "EBITDA" is a common reference point in analyzing the results of operations of public companies, including those most closely comparable to the Company, the Company believes that providing this measure is of use to investors.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2003




                                    GREG MANNING AUCTIONS, INC.




                                    By: /s/ Larry Crawford
                                        --------------------------
                                        Larry Crawford
                                        Chief Financial Officer